       LEGG MASON
       INVESTORS TRUST, INC.
       -------------------------------------------------------------------------
       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAPITALIZATION VALUE TRUST

                       ---------------------------------------------------------
                        QUARTERLY REPORT TO SHAREHOLDERS
                        June 30, 2002
                        Institutional and Financial Intermediary Classes
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's quarterly report for the Institutional Class of American Leading Companies Trust and U.S. Small-Capitalization Value Trust, and for the Institutional and Financial Intermediary Classes of Balanced Trust.

  The following table summarizes key statistics for the respective classes of each Fund and a comparative group, as of June 30, 2002:

                                                    Total Return(A)
                                            -------------------------------
                                               3 Months        12 Months
                                               --------        ---------
American Leading Companies Trust
  Institutional Class                           -8.92%          -15.23%
S&P 500 Stock Composite Index(B)               -13.40%          -17.99%
Lipper Large-Cap Value Funds Index(C)          -10.82%          -13.75%

Balanced Trust
  Institutional Class                           -6.67%           -7.76%
  Financial Intermediary Class                  -6.68%           -7.99%
Lehman Intermediate Government/Credit
  Bond Index(D)                                 +3.56%           +8.17%
Lipper Balanced Fund Index(E)                   -6.61%           -7.54%

U.S. Small-Capitalization Value Trust
  Institutional Class                           -0.99%          +11.90%
Russell 2000 Index(F)                           -8.35%           -8.60%

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Comprised of the 30 largest funds in the Lipper universe of 372 large-cap value funds.

(D) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

(E) Comprised of the 30 largest funds in the Lipper universe of 512 balanced funds.

(F) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

    Source: Lipper Inc.

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING
                                                  --------------------------
                                                  Mark R. Fetting

                                                  President

July 30, 2002

Portfolio Managers' Comments

American Leading Companies Trust

Market Commentary

  The stock market was ugly in the second quarter, and it has gotten even uglier in the month of July. The market's decline has begun to feed on itself, as investor psychology has become extremely negative and selling leads to further price declines which, in turn, breeds more selling. This is the exact opposite of the dynamic that was at work before the market peaked in March 2000. Then, seemingly easy gains in existing holdings led to an increased willingness to commit new money to the market in hopes of making even larger gains.

  Because an understanding of investor psychology is so important to understanding the behavior of markets, we thought it would be worthwhile spending some time discussing the cycles of emotion that investors go through in bull and bear markets.

  At its core, investor psychology is driven by one factor: Are investors making money or not? In bull markets, when investors are making money, and especially when they are making a lot of money as occurred in late 1999 and early 2000, they tend to be happy, confident and optimistic. The higher stock prices climb, the more comfortable and confident they become. In bull markets, bad news is easily shrugged off. Market corrections are generally brief and viewed as buying opportunities. The naysayers and skeptics are few and far between, and as stock prices continue to rise despite their repeated warnings, they are increasingly ignored by the investing public. In the final stages of a bull market, the market's rise takes on an "otherworldly" quality, where stock prices become untethered from the economic fundamentals which normally govern them. Historical valuation ranges -- in terms of sales, earnings, asset values and dividends -- no longer seem to constrain stocks on the upside. The market for initial public offerings (IPOs) is red hot, and institutional and retail investors alike are begging for an allocation of stock in the next hot deal. "New Era" thinking is prevalent, the economy is robust and corporate America and Wall Street are held in high esteem. At this point in the market cycle, the apparent risk of loss is thought to be zero, whereas the actual risk of loss is enormous. March 2000 was such a time.

  At some point, usually for no obvious reason, stock prices stop going up and start to fall. A bear market has begun, but few, if any, recognize it at that point. Richard Russell, author of Dow Theory Letters, a market letter published since 1958, postulates that bear markets do not go straight down, but rather decline in phases (typically three) with each decline phase followed by a rally, which is often mistaken for a new bull market. In each decline phase, psychology worsens as investors pass through a fairly predictable series of emotional states which take them from euphoria at the market top, through complacency in the early stages of the decline; to worry, concern and fear as the decline deepens; until finally they arrive at panic and despair at what later proves to be the market bottom. Two things about investor psychology are entirely predictable: Investors are always at their most optimistic at market tops, and they are always at their most pessimistic at market bottoms.

  During the first declining phase of what in retrospect is identified as a bear market, investor psychology remains generally upbeat. Participants in the market's previously hottest sectors are severely punished, but investors as a whole remain relatively sanguine, since they are still sitting on rather large gains from the prior bull market. Business conditions during this phase still appear robust, the profit outlook promising and CEOs optimistic. Investors who have become accustomed to "buying the dips" view the initial bear market decline as nothing more than a normal "correction" and a welcome buying opportunity. We believe the S&P 500's 30% decline from March 2000 to March 2001 marked the first phase of the current bear market.

  Following the 30% drop from March 2000 to March 2001, the S&P 500 rallied nearly 22% from March to May 2001. The Fed had begun cutting rates in January 2001 and by May had lowered the Fed Funds rate five times by a total of 2 1/2%. Consensus thinking was that, while the economy might well be in recession, the worst had passed. But rather than continuing to rally as many expected, the market began a second decline phase which took the S&P 500 down 28% from May 22 to Friday, September 21, 2001. Before September 11, this second decline phase was primarily driven, in our opinion, by a deterioration in the profit outlook as companies, faced with declining orders and rising inventories, cut back production, employment and capital spending plans to adjust to a new lower level of demand. Post September 11, the outlook was further clouded by a quantum leap in uncertainty engendered by the terrorist attacks on the World Trade Center and the Pentagon. The attack catalyzed the bottom of the second phase of the bear market, as the S&P 500 dropped 15% in the week of September 17, following the market's closure from September 12 to 14, 2001. Since the S&P 500 had declined nearly 40% from its March peak, many believed that Friday, September 21 would prove to be "the bottom" of the bear market. Subsequent events would reveal that it was not.

  From its September 2001 low, the S&P 500 rallied nearly 25% into early January 2002, creating an air of optimism that after a rare two consecutive loss years, the market had finally righted itself, and investors could look forward to a renewed period of positive investment returns. Once again, those investor hopes were dashed as the market embarked upon yet another decline that has continued, relatively unabated, to the present. During this decline, which has taken the S&P 500 down another 30%, investors have begun to question their long-term commitment to equities in a way that they previously did not. The accounting scandals and corporate shenanigans at Arthur Andersen, Enron, Global Crossing, WorldCom and a number of other companies, as well as the widespread abuse of stock options, have precipitated a crisis of confidence among investors. Individual investors in particular have begun to feel that the game is rigged against them and, therefore, not worth playing. The sheer magnitude and duration of the decline since March 2000 has frayed investors' nerves. The S&P 500 is now back to levels not seen since 1997, effectively wiping out five years of returns. Investors who previously stayed the course are now saying: "I can't take it anymore. Get me out!" As a consequence, in the last nine weeks, mutual fund redemptions have reached their highest levels since the Crash of 1987, meaning that most equity mutual funds are net sellers of stock, putting further downward pressure on an already weak market. Where will the decline end, and what will end it? We don't know the answers to those questions. Markets can overshoot on the downside as well as the upside. We do know, however, that at today's prices investors can buy more value for their dollars than at any time in more than five years.

Investment Results

  The cumulative total return for the American Leading Companies Trust Institutional Class from recommencement of operations (June 14, 2001) to June 30, 2002, was -12.79%. Due to the limited operating history of the Institutional Class, the following chart compares, for illustrative purposes, the cumulative results for the American Leading Companies Trust for the three-month, six-month, one-year, three-year and five-year periods ended June 30, 2002, are listed below, along with those of some comparative indices:

                                      3 MONTHS   6 MONTHS   1 YEAR    3 YEARS   5 YEARS
---------------------------------------------------------------------------------------
American Leading Companies Trust
  Primary Class(A)                     -9.21%    -10.98%    -16.15%   -20.12%   +15.89%

S&P 500 Stock Composite Index(B)      -13.40%    -13.16%    -17.99%   -25.09%   +19.70%
Lipper Large-Cap Core Funds Index(C)  -12.42%    -12.36%    -17.15%   -23.30%   +17.63%
Lipper Large-Cap Value Funds
  Index(D)                            -10.82%     -9.11%    -13.75%   -15.62%   +21.65%
Dow Jones Industrial Average(E)       -10.71%     -6.91%    -10.31%   -11.55%   +30.87%

---------------

   Source: Lipper Inc.

  As the numbers above illustrate rather painfully, it has been a difficult environment in which to make money in stocks for sometime now. As Fund shareholders ourselves, we share your disappointment that the Fund has generated negative returns for the last several years. It should be clear from the accompanying benchmark and peer group statistics that the Fund's poor absolute returns are primarily a function of the environment, rather than any particular failing on our part. In fact, in relative terms, the Fund has held up reasonably well in a tough market. The Fund is ahead of its primary benchmark, the S&P 500 Index, for all relevant time periods since current management assumed control in 1998. Specifically, as of the

---------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Comprised of the 30 largest funds in the Lipper universe of 910 large-cap core funds.

(D) Comprised of the 30 largest funds in the Lipper universe of 372 large-cap value funds.

(E) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

end of June 2002, the Fund's Primary Class had bettered the S&P 500 over the last three months, six months, one year, two years, three years and four years. We are well aware that shareholders cannot spend relative performance or take it to the bank, but we do believe that minimizing losses in bad markets is as important to long-term investment success as making money in good markets.

  For the quarter ended June 30, 2002, the pattern of returns continued to mirror those of the last twelve months. Strong performers in the portfolio were again concentrated in health care services and retailing, and included:
Wellpoint Health Networks, UnitedHealth Group, Washington Mutual, Bank of America, Circuit City Stores, Motorola, Inc., and Dell Computer Corporation. Poor performers were again concentrated in the technology, telecommunications and pharmaceutical sectors, and included: Sun Microsystems, Inc., Tellabs, Inc., Nextel Communications, Intel Corporation, AOL Time Warner, Bristol-Myers Squibb, and IBM.

  Portfolio activity was relatively moderate in the quarter, as turnover again ran at about a 20% annualized rate. On the buy side, we established a new position in Liberty Media Corporation, while adding meaningfully to our holdings of Nextel Communications, General Electric and Bristol-Myers Squibb. Liberty Media is a holding company which owns significant stakes in a number of public and private media companies, including Starz Encore Group, Discovery Communications, USA Networks, Sprint PCS Group, The News Corporation, AOL Time Warner, Gemstar-TV Guide International and Motorola. The company is run by John Malone, who built Telecommunications Inc. and sold it to AT&T. We paid about $11 for our stock and believe it is worth $16 or $17. On the sell side, we liquidated our entire holdings of The Walt Disney Company, Gateway, Inc., McDonald's Corporation and Sprint Corporation to fund our purchase of Liberty. We also trimmed our holdings of Dell Computer Corporation, IBM, TJX Companies, Inc., Waste Management Inc., Lloyd's TSB Group plc, and UnitedHealth Group.

Outlook

  As we noted in some detail in our Market Commentary section, the bear market which began in March 2000 has been painful. In terms of both duration (26 months and counting) and severity of decline (47.2% through Monday, July 22, 2002), it is the worst bear market in the post-World War II era, eclipsing the bear market of 1973-74. When will it end? We honestly don't know. What we do know is that market sentiment and investor pessimism are at levels that have signaled important market bottoms in the past. We also know that on the basis of earnings, stocks are as attractive as they have been for over five years. On estimated earnings for 2003, the S&P 500 now sells at a price-to-earnings multiple of less than 14 -- which is the long-run average for the market over the last 75 years. Considering that inflation and interest rates are near historic lows, a price-to-earnings multiple of 17 to 18 would seem more appropriate in our judgment.

  But can the earnings numbers be trusted? "There's the rub," as Shakespeare might say. Investor confidence has been so shaken by a seemingly endless parade of corporate scandals that they don't know what to believe anymore. Until confidence in corporate accounting and reporting is somehow restored, questions of valuation may play a secondary role in investor thinking. Ultimately though, it will be corporate earnings -- conservatively and honestly accounted for -- that determine the long-term course of the market.

  Despite the uncertainty, we strongly believe that for those in a position to do so, now is the time to consider new commitments to the market. Putting his money where his mouth is, your manager has used the market's (and Fund's) recent weakness to make significant (for him) new purchases of American Leading Companies Trust shares in the last several days.

  As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

July 23, 2002
DJIA 7702.34

Portfolio Managers' Comments

Balanced Trust

Equity Review

  The volatility of the second quarter is unparalleled in the experience of all but a few well-seasoned investors. Uncertainty regarding areas critical to investors, ranging from the integrity of reported financials to the nature and scope of future regulation, came into question in the last three months. The U.S. dollar, for the past fifteen years the paragon of strength, lost substantial ground, -9%, on a trade-weighted basis during the quarter. Foreign investors suffering not only the market decline, but also translation loss, have been repatriating capital. This compounds the selling already underway as major institutional investors such as CALPERS are reducing their exposure to domestic stocks. But beneath the maelstrom of selling pressure and headline disclosures, our companies continue to perform, increasing productivity, maintaining fiscal integrity and sustaining their focus on the long-term objectives. Bear markets come and go, but as long as investors stay the course, these losses are transitory. It is for those who lose faith and sell out that the losses become permanent. There is no way to sugar-coat what we are experiencing, but however painful the near term becomes, we remain committed to the tenets of investing that have been our hallmark throughout our 104-year history.

  The second quarter of 2002 proved to be among the most difficult in the history of the Balanced Trust. Fully one-half of the Fund's equity holdings underperformed the S&P 500 Stock Composite Index. We moved quickly to sell companies with deteriorating fundamentals, disposing of positions in Broadwing Inc. and Tyco International. The market turmoil created opportunities as well, enabling us to add General Electric to the Fund when its share price declined to a point at which our work indicated the stock offered true value. GE is a company we have long wanted to own, and for the first time in over a decade the share price became attractive in our valuation work. We added to our holdings in Pharmacia and Biomet, taking advantage of the price declines precipitated by the investor exodus from the group as a whole. Our faith in Pharmacia appears to have been justified with the recent announcement of Pfizer's offer to buy Pharmacia.

  The top-ten holdings in the equity portfolio of the Fund continue to deliver solid performance; those stocks represent 40% of the equity portfolio and were able to retain their value, slipping only 6.8% versus the 13.4% decline of the S&P 500 in the last quarter. The standouts in the portfolio during the quarter were Principal Financial Group at +22.5%, Charter One Financial at +10.8%, Chateau Communities at +8.4%, TotalFinaElf at +8.0%, and McDonald's at +2.5%. These stocks exemplify our efforts to find attractive companies regardless of size, industry or location.

  We believe the Fund is well positioned to benefit from a rebound in the economy while able to weather a continuation of the market turmoil. The wholesale exodus of capital from the market has created unique opportunities, not only in stocks but bonds as well. Companies whose shares or bonds have been sold off at discount prices merely because they are in the same industry as a company with true problems creates an opportunity to buy high quality businesses at prices seldom seen.

Fixed Income

"Mercantile morality is really nothing but a refinement of piratical morality."

                                           -- Friedrich Nietzsche, 1883

  The fixed income markets turned in a stellar quarter, however, the primary driver of that performance was a "flight to quality" as a result of substantial losses in the equity market. Accordingly, we find the performance of this component of the portfolio to be bittersweet at best. For the three-month period ended June 30, 2002, the Lehman Intermediate Government/Credit Index posted a return of +3.56%, while the fixed income component of the Fund's portfolio slightly underperformed, posting a return of +3.41%.

  What a difference three months can make. In late April, market forecasters practically conducted a lottery with regard to predicting when the Federal Reserve would raise short-term interest rates. Once again, reinforcing the validity of contrary opinion, this uniform certainty of the Federal Reserve tightening proved to be in error. With the ensuing stock market sell-off and corporate credit debacle, this consensus view was quickly reversed as investors began selling equities en masse and seeking the safe haven of U.S. Treasury securities, thus eliminating any concerns of tightening by the Federal Reserve. During this period, corporate bonds were sold indiscriminately as investors were in a witch-hunt for the next Enron. These concerns, unfortunately, proved to be valid as additional credit and accounting problems from other companies such as Global Crossing, Tyco, WorldCom, etc., began to surface on a near daily basis. It is widely accepted that markets trade on trust and the belief in sound and accurate financial reporting. When this trust is breached, it creates a degree of uncertainty that is difficult for even the most disciplined investors to contend with.

  I'm pleased to report that our vigilance over the creditworthiness of the Fund's corporate holdings paid off this year as we have managed to dodge the credit bombshells that were being lobbed at the market. Having said this, we most certainly are not resting on our laurels and will continue to actively monitor portfolio holdings for signs of credit deterioration that might surface. Conversely, we also know that it is precisely these types of panic environments that create compelling buying opportunities, and are beginning to seek additional potential acquisition candidates in the corporate arena.

  We are concerned about the overvaluation in U.S. Treasury securities that has occurred during this difficult environment. We believe that the "buy me Treasuries at any price" mentality that prevails today is significant and potentially indicative of a bottom in interest rates, which are currently at 40-year lows. Accordingly, while we have been premature so far, we are continuing to migrate further to a barbell structure to mitigate the risk of a rising interest rate environment. We have begun to take profits in some of our intermediate-term Treasury STRIPS, which have performed admirably and, more recently, we took profits in our U.S. Treasury inflation-protected securities, which have performed exceptionally well in a very short period of time.

  To be sure, these are difficult times for investors and we want to assure you that we are endeavoring to provide you with attractive returns with an emphasis on protection of your capital.

  Thank you for your continued confidence.

                                                  James B. Hagerty, CFA
                                                  Peter A. Sorrentino, CFA
                                                  Dale H. Rabiner, CFA

July 23, 2002

DJIA 7702.34

Portfolio Managers' Comments

U.S. Small-Capitalization Value Trust

  For the quarter, the Institutional Class of the Fund returned -0.99%, compared to losses of -2.12% for the Russell 2000 Value Index, -8.35% for the Russell 2000 Index, and -13.40% for the S&P 500 Stock Composite Index. Year to date, the Fund's Institutional Class is up 11.58%, while the Russell 2000 Value is up 7.26%, the Russell 2000 is down -4.70% and the S&P 500 is off -13.16%.

  The current economic recovery is proving to be different from previous recoveries in that the U.S. stock market remains quite weak. Normally, equities rally as the economy rebounds from a recession. This year, however, the relentless reports of accounting malfeasance, capped with WorldCom's record earnings restatement in June, have battered investors' trust in corporate management. The flow of damaging reports has completely overwhelmed the brightening economic outlook. Investor pessimism increased in June, leading to the worst market returns of the year so far, and then worsened in early July. Investors have begun to worry that the falling stock market could undermine consumer confidence and negatively impact the economy. So far, though, we see few significant signs of consumers cutting back on spending.

  Large-cap stocks fell the farthest in this year's dismal environment, while small-cap stocks -- particularly small value stocks -- held up very well. These stocks have performed relatively better for two reasons. First, investors recognize that small companies with low valuations are the least likely to have participated in questionable accounting practices. As small companies, they have simpler corporate and financial structures that are less susceptible to manipulation. Accountant collusion in any manipulation is unlikely due to the lower consulting fees possible from a small company. Also, during the tech bubble, growth companies felt enormous pressure to expand earnings rapidly to keep pace with the momentum market. This burden perhaps led some managements to take excessive actions to meet high expectations. Investors now recognize that value companies, completely neglected during this period, did not face this intense pressure and thus, were less driven to improperly manipulate earnings. The second important driver for recent small-cap value performance is that, historically, small-cap and small-cap value stocks have led the rally as the economy recovered. Despite the focus on corporate management this year, investors still recognized that a better economy would be particularly beneficial for small-cap companies. Looking ahead, if the economy falters again, small-cap stocks would be likely to weaken as well. However, small-cap value has tended to be defensive in this scenario, falling less than other small-cap stocks. Since 1988, in months when the S&P 500 return was negative, on average our portfolios outperformed the Russell 2000 Value by 0.7% and the S&P 500 by 1.9%.

  Sectors related to consumer spending, such as retail, housing, and apparel, have been the strongest performers throughout the year because consumers have been the brightest spot in the economy. The Fund is overweight in these groups due to attractive valuations, and our holdings performed well relative to consumer stocks overall. The Fund also benefited from our sales of tech holdings earlier this year when rising stock prices pushed up their valuations. These stocks were hard hit in more recent months as technology spending failed to improve. The largest negative contributor to the Fund's return versus its comparative indices was the below-index weight in financial stocks. We have been adding to the Fund's financial holdings, but only recently approached the benchmark weighting. Financial stocks performed well in the second quarter as the broad market suffered. Energy stocks were also a negative for the quarter as falling oil and natural gas stocks hurt our energy holdings.

  Because of strong returns this year, many consumer-related and economically sensitive stocks no longer offer appealing valuations. As a result, we have been consistent sellers throughout 2002 of homebuilders, retailers, auto parts manufacturers, apparel firms, and industrial manufacturers, among others. While the Fund remains overweighted in some of these sectors compared to its comparative indices, we continue to reduce the degree of this overweight. We used the funds from these sales to increase our weightings in the financial and utilities sectors, as these groups are still attractively priced. Bank, savings & loan, and insurance companies' earnings were stable during the economic downturn, yet until recently these stocks lagged the small-cap value rally. Utilities continue to lag, primarily over concerns about the potential problems with energy trading.

  Despite the seemingly endless stream of earnings restatements and other reports of corporate misbehavior, we remain hopeful that the emerging economic recovery will eventually drive the stock market higher. A substantial corporate profits rebound is probably necessary to launch such a rally. In the meantime, we anticipate that small-cap value stocks in general, and your Fund in particular, can continue to provide defensive returns versus other small-cap investments. When the market does bounce back, our attractive valuations should enable the portfolio to lead the rally, just as small-cap value stocks have done in the past. In addition, the tech bubble's hard lesson on the importance of valuation should enable value investing to generate superior returns for some time to come. Investors will be hesitant to blindly follow any stock or sector to extraordinary price levels given their recent experience. Given this skepticism of excessive valuations, our disciplined value style should be able to produce attractive returns over time. We continue to seek out and find established, earnings-generating companies that are trading at an attractive discount to the market. Regardless of the current environment, we believe the best way to generate superior long-term performance is to consistently implement our value investment approach.

  As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.

                                                  Henry F. Otto

                                                  Steven M. Tonkovich

July 24, 2002

DJIA 8191.29

Performance Information

Legg Mason Investors Trust, Inc.

Total Returns for One Year, Three Years and Life of Class, as of June 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Primary Class and Class A, offered to retail investors, is contained in a separate report to the shareholders of those classes.

  The following table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Funds' total returns as of June 30, 2002, were as follows:

                              American Leading   Balanced   U.S. Small-Cap
                              Companies Trust     Trust      Value Trust
--------------------------------------------------------------------------
Average Annual Total
 Return(A)
 Institutional Class:
   One Year                        -15.23%        -7.76%       +11.90%
   Three Years                        N/A           N/A         +9.26%
   Life of Class(B)                -12.35%        -3.59%        +5.86%
 Financial Intermediary
   Class:
   One Year                           N/A         -7.99%          N/A
   Life of Class(C)                   N/A         -3.84%          N/A
Cumulative Total Return(A)
 Institutional Class:
   One Year                        -15.23%        -7.76%       +11.90%
   Three Years                        N/A           N/A        +30.44
   Life of Class(B)                -12.79%        -4.61%       +25.82%
 Financial Intermediary
   Class:
   One Year                           N/A         -7.99%          N/A
   Life of Class(C)                   N/A         -4.93%          N/A
--------------------------------------------------------------------------

(A) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(B) Institutional Class inception dates are:
    American Leading Companies Trust -- June 14, 2001
    Balanced Trust -- March 16, 2001
    U.S. Small-Cap Value Trust -- June 19, 1998

(C) Balanced Trust Financial Intermediary Class inception date is March 16,
    2001.

N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  Wellpoint Health Networks Inc.   +22.2%
 2.  UnitedHealth Group
      Incorporated                    +19.8%
 3.  Washington Mutual, Inc.          +12.8%
 4.  Bank of America Corporation       +4.3%
 5.  Circuit City Stores - Circuit
      City Group                       +4.0%
 6.  Motorola, Inc.                    +1.8%
 7.  Dell Computer Corporation         +0.1%

 Weak performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  Sun Microsystems, Inc.           -43.2%
 2.  Tellabs, Inc.                    -40.8%
 3.  Nextel Communications, Inc.      -40.3%
 4.  Intel Corporation                -39.9%
 5.  AOL Time Warner Inc.             -37.8%
 6.  Bristol-Myers Squibb Company     -36.1%
 7.  International Business
      Machines Corporation            -30.6%

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2002
----------------------------------------------
Liberty Media Corporation

 Securities sold during the 2nd quarter 2002
----------------------------------------------
Gateway, Inc.
McDonald's Corporation
Sprint Corporation
The Walt Disney Company

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE(A)

Strong performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  Principal Financial Group,
      Inc.                            +22.5%
 2.  Charter One Financial, Inc.      +10.8%
 3.  Chateau Communities, Inc.         +8.4%
 4.  TotalFinaElf S.A. - ADR           +8.0%
 5.  United States Treasury STRIPS,
      0%, 2/15/14                      +7.9%
 6.  United States Treasury STRIPS,
      0%, 11/15/08                     +6.8%
 7.  United States Treasury Notes,
      5%, 8/15/11                      +4.9%
 8.  United States Treasury Notes,
      6%, 8/15/09                      +4.4%
 9.  United States Treasury STRIPS,
      0%, 8/15/05                      +4.3%
10.  Union Pacific Corporation,
      6.625%, 2/1/08                   +4.2%

 Weak performers for the 2nd quarter 2002(B)
---------------------------------------------
 1.  Sun Microsystems, Inc.           -43.2%
 2.  Intel Corporation                -39.9%
 3.  AOL Time Warner Inc.             -37.8%
 4.  Safeway Inc.                     -35.2%
 5.  International Business
      Machines Corporation            -30.6%
 6.  Applied Materials, Inc.          -29.9%
 7.  Texas Instruments Incorporated   -28.4%
 8.  Oracle Corporation               -26.0%
 9.  The Home Depot, Inc.             -24.3%
10.  Citigroup Inc.                   -21.4%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2002
----------------------------------------------
General Electric Company

 Securities sold during the 2nd quarter 2002
----------------------------------------------
Broadwing Inc.
Convergys Corporation
Federal Home Loan Mortgage Corporation,
 4.125%, 2/4/05
Guidant Corporation
Tyco International Ltd.
Union Pacific Corporation, 6.34%, 11/25/03

U.S. Small-Capitalization Value Trust(A)

SELECTED PORTFOLIO PERFORMANCE(B)

Strong performers for the 2nd quarter 2002(C)
---------------------------------------------
 1.  USANA, Inc.                   +384.7%
 2.  Spartan Motors, Inc.           +98.2%
 3.  Johnson Outdoors Inc.          +70.9%
 4.  Perry Ellis International,
      Inc.                          +68.3%
 5.  Central Garden & Pet Company   +66.6%
 6.  K2 Inc.                        +57.2%
 7.  PacifiCare Health Systems,
      Inc.                          +55.9%
 8.  Steel Technologies Inc.        +55.7%
 9.  Aviall, Inc.                   +55.0%
10.  New Century Financial
      Corporation                   +54.3%

Weak performers for the 2nd quarter 2002(C)
-------------------------------------------
 1.  Magellan Health Services,
      Inc.                          -82.5%
 2.  Digital Lightwave, Inc.        -62.4%
 3.  PC Connection, Inc.            -61.2%
 4.  Spartan Stores, Inc.           -59.2%
 5.  Metris Companies Inc.          -58.4%
 6.  General Cable Corporation      -55.7%
 7.  Frontier Airlines, Inc.        -55.6%
 8.  Merix Corporation              -54.1%
 9.  Dataram Corporation            -52.2%
10.  M-WAVE, Inc.                   -47.9%

(A) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.

(C) Securities held for the entire quarter.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.7%

Consumer Discretionary -- 17.1%
 Automobiles -- 1.2%
 Ford Motor Company                                                50           $    800
 General Motors Corporation                                       100              5,323
                                                                                --------
                                                                                   6,123
                                                                                --------
 Hotels, Restaurants and Leisure -- 1.1%
 Starwood Hotels & Resorts Worldwide, Inc.                        170              5,591
                                                                                --------

 Household Durables -- 0.7%
 Koninklijke (Royal) Philips Electronics N.V. - ADR               118              3,257
                                                                                --------

 Leisure Equipment and Products -- 1.0%
 Eastman Kodak Company                                            175              5,105
                                                                                --------

 Media -- 3.8%
 AOL Time Warner Inc.                                             480              7,061(A)
 Liberty Media Corporation                                      1,200             12,000(A)
                                                                                --------
                                                                                  19,061
                                                                                --------
 Multiline Retail -- 3.4%
 The May Department Stores Company                                390             12,843
 Wal-Mart Stores, Inc.                                             69              3,812
                                                                                --------
                                                                                  16,655
                                                                                --------
 Specialty Retail -- 5.9%
 Circuit City Stores - Circuit City Group                         525              9,844
 The TJX Companies, Inc.                                          997             19,551
                                                                                --------
                                                                                  29,395
                                                                                --------
Consumer Staples -- 6.5%
 Food and Drug Retailing -- 5.3%
 Albertson's, Inc.                                                540             16,449
 The Kroger Co.                                                   510             10,149(A)
                                                                                --------
                                                                                  26,598
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Household Products -- 1.2%
 Avon Products, Inc.                                               47           $  2,434
 Kimberly-Clark Corporation                                        55              3,410
                                                                                --------
                                                                                   5,844
                                                                                --------
Energy -- 0.5%
 Oil and Gas -- 0.5%
 Anadarko Petroleum Corporation                                    55              2,726
                                                                                --------

Financials -- 35.1%
 Banks -- 20.2%
 Bank of America Corporation                                      198             13,938
 Bank One Corporation                                             503             19,356
 FleetBoston Financial Corporation                                298              9,640
 Lloyds TSB Group plc                                           2,516             25,045
 Mellon Financial Corporation                                      77              2,427
 Washington Mutual, Inc.                                          820             30,430
                                                                                --------
                                                                                 100,836
                                                                                --------
 Diversified Financials -- 8.0%
 Citigroup Inc.                                                   442             17,128
 Fannie Mae                                                       124              9,145
 J.P. Morgan Chase & Co.                                          408             13,822
                                                                                --------
                                                                                  40,095
                                                                                --------
 Insurance -- 6.9%
 MGIC Investment Corporation                                      365             24,747
 UnumProvident Corporation                                        375              9,544
                                                                                --------
                                                                                  34,291
                                                                                --------
Health Care -- 16.7%
 Health Care Providers and Services -- 12.9%
 Health Net Inc.                                                1,000             26,770(A)
 McKesson HBOC, Inc.                                               80              2,616
 UnitedHealth Group Incorporated                                  230             21,056
 Wellpoint Health Networks Inc.                                   180             14,006(A)
                                                                                --------
                                                                                  64,448
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Health Care -- Continued
 Pharmaceuticals -- 3.8%
 Bristol-Myers Squibb Company                                     225           $  5,782
 Johnson & Johnson                                                118              6,167
 Merck & Co., Inc.                                                140              7,090
                                                                                --------
                                                                                  19,039
                                                                                --------
Industrials -- 5.7%
 Aerospace/Defense -- 2.3%
 Honeywell International Inc.                                     330             11,626
                                                                                --------

 Commercial Services and Supplies -- 2.7%
 Waste Management Inc.                                            526             13,702
                                                                                --------

 Industrial Conglomerates -- 0.7%
 General Electric Company                                         115              3,341
                                                                                --------

Information Technology -- 12.9%
 Communications Equipment -- 1.5%
 Motorola, Inc.                                                   180              2,596
 Nokia Oyj - ADR                                                  220              3,185
 Tellabs, Inc.                                                    272              1,683(A)
                                                                                --------
                                                                                   7,464
                                                                                --------
 Computers and Peripherals -- 8.4%
 Dell Computer Corporation                                        540             14,115(A)
 International Business Machines Corporation                      215             15,480
 Lexmark International, Inc.                                      200             10,880(A)
 Sun Microsystems, Inc.                                           275              1,378(A)
                                                                                --------
                                                                                  41,853
                                                                                --------
 IT Consulting and Services -- 1.6%
 Unisys Corporation                                               860              7,741(A)
                                                                                --------

 Semiconductor Equipment and Production -- 0.9%
 Intel Corporation                                                249              4,555
                                                                                --------


                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- Continued
 Software -- 0.5%
 Microsoft Corporation                                             47           $  2,571(A)
                                                                                --------

Telecommunication Services -- 4.4%
 Diversified Telecommunication Services -- 3.2%
 ALLTEL Corporation                                               185              8,695
 SBC Communications Inc.                                           85              2,593
 Verizon Communications Inc.                                      115              4,617
                                                                                --------
                                                                                  15,905
                                                                                --------
 Wireless Telecommunication Services -- 1.2%
 Nextel Communications, Inc.                                    1,830              5,874(A)
                                                                                --------

Utilities -- 0.8%
 Electric Utilities -- 0.8%
 Duke Energy Corporation                                          120              3,732
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $408,356)            497,428
----------------------------------------------------------------------------------------
Repurchase Agreements -- N.M.

Goldman, Sachs & Company
 1.96%, dated 6/28/02, to be repurchased at $154 on 7/1/02
 (Collateral: $152 Fannie Mae mortgage-backed securities,
 7%, due 4/1/32, value $159)                                     $154                154
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $154)                                154
----------------------------------------------------------------------------------------
Total Investments -- 99.7% (Identified Cost -- $408,510)                         497,582
Other Assets Less Liabilities -- 0.3%                                              1,635
                                                                                --------

NET ASSETS -- 100.0%                                                            $499,217
                                                                                ========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                    $16.46
                                                                                ========
 INSTITUTIONAL CLASS                                                              $16.64
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 55.6%

Consumer Discretionary -- 5.9%
 Hotels, Restaurants and Leisure -- 1.2%
 McDonald's Corporation                                                            25        $   711
                                                                                             -------

 Media -- 1.1%
 AOL Time Warner Inc.                                                              44            643(A)
                                                                                             -------

 Multi-Line Retail -- 2.2%
 Target Corporation                                                                34          1,295
                                                                                             -------

 Specialty Retail -- 1.4%
 The Home Depot, Inc.                                                              21            786
                                                                                             -------

Consumer Staples -- 5.1%
 Beverages -- 3.0%
 Anheuser-Busch Companies, Inc.                                                    23          1,150
 PepsiCo, Inc.                                                                     13            627
                                                                                             -------
                                                                                               1,777
                                                                                             -------
 Food and Drug Retailing -- 2.1%
 Safeway Inc.                                                                      23            657(A)
 SYSCO Corporation                                                                 20            544
                                                                                             -------
                                                                                               1,201
                                                                                             -------
Energy -- 4.7%
 Oil and Gas -- 4.7%
 ChevronTexaco Corporation                                                         14          1,260
 TotalFinaElf S.A. - ADR                                                           18          1,456
                                                                                             -------
                                                                                               2,716
                                                                                             -------
Financials -- 13.6%
 Banks -- 3.5%
 Charter One Financial, Inc.                                                       39          1,351
 Mellon Financial Corporation                                                      22            692
                                                                                             -------
                                                                                               2,043
                                                                                             -------

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Financials -- Continued
 Diversified Financials -- 5.3%
 Citigroup Inc.                                                                    47        $ 1,821
 Fannie Mae                                                                         9            686
 J.P. Morgan Chase & Co.                                                           17            563
                                                                                             -------
                                                                                               3,070
                                                                                             -------
 Insurance -- 3.5%
 Jefferson-Pilot Corporation                                                       11            494
 Lincoln National Corporation                                                      26          1,092
 Principal Financial Group, Inc.                                                   15            465(A)
                                                                                             -------
                                                                                               2,051
                                                                                             -------
 Real Estate Investment Trusts -- 1.3%
 Chateau Communities, Inc.                                                         24            734
                                                                                             -------

Health Care -- 8.5%
 Health Care (Medical Products and Supplies) -- 3.4%
 Biomet, Inc.                                                                      28            759
 Medtronic, Inc.                                                                   28          1,209
                                                                                             -------
                                                                                               1,968
                                                                                             -------
 Pharmaceuticals -- 5.1%
 Johnson & Johnson                                                                 22          1,149
 Merck & Co., Inc.                                                                 22          1,094
 Pharmacia Corporation                                                             20            749
                                                                                             -------
                                                                                               2,992
                                                                                             -------
Industrials -- 6.8%
 Commercial Services and Supplies -- 1.0%
 Cintas Corporation                                                                12            593
                                                                                             -------

 Electrical Equipment -- 1.3%
 Emerson Electric Company                                                          14            728
                                                                                             -------

 Industrial Conglomerates -- 1.0%
 General Electric Company                                                          21            610
                                                                                             -------


Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Industrials -- Continued
 Machinery -- 2.0%
 Dover Corporation                                                                 19        $   665
 Illinois Tool Works Inc.                                                           7            478
                                                                                             -------
                                                                                               1,143
                                                                                             -------
 Road and Rail -- 1.5%
 Union Pacific Corporation                                                         14            886
                                                                                             -------

Information Technology -- 8.5%
 Computers and Peripherals -- 3.5%
 Dell Computer Corporation                                                         51          1,338(A)
 International Business Machines Corporation                                        6            403
 Sun Microsystems, Inc.                                                            56            281(A)
                                                                                             -------
                                                                                               2,022
                                                                                             -------
 Semiconductor Equipment and Production -- 3.1%
 Applied Materials, Inc.                                                           34            647(A)
 Intel Corporation                                                                 40            736
 Texas Instruments Incorporated                                                    20            462
                                                                                             -------
                                                                                               1,845
                                                                                             -------
 Software -- 1.9%
 Microsoft Corporation                                                             12            635(A)
 Oracle Corporation                                                                51            483(A)
                                                                                             -------
                                                                                               1,118
                                                                                             -------

Materials -- 1.8%
 Construction and Building
   Materials -- 1.8%
 Martin Marietta Materials, Inc.                                              27          1,053
                                                                                        -------

Telecommunication Services -- 0.7%
 Diversified Telecommunication Services -- 0.7%
 SBC Communications Inc.                                                      14            427
                                                                                        -------
Total Common Stock and Equity Interests (Identified Cost -- $31,317)                     32,412
-----------------------------------------------------------------------------------------------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 16.8%

Banking and Finance -- 2.0%
General Electric Capital Corporation    6.500%         12/10/07           $  620        $   668
Merrill Lynch & Co., Inc.               6.000%         11/15/04              500            521
                                                                                        -------
                                                                                          1,189
                                                                                        -------
Consumer Services -- 1.1%
Procter & Gamble Company                6.600%         12/15/04              600            642
                                                                                        -------

Electronics (Semiconductors) -- 1.5%
Analog Devices Incorporated             4.750%         10/1/05               900            861
                                                                                        -------

Entertainment -- 0.9%
The Walt Disney Company                 5.125%         12/15/03              500            511
                                                                                        -------

Finance -- 1.0%
General Motors Acceptance Corporation   5.750%         11/10/03              550            562
                                                                                        -------

Food -- 2.6%
Kroger Co.                              6.750%         4/15/12               700            723
Unilever Capital Corporation            6.875%         11/1/05               750            811
                                                                                        -------
                                                                                          1,534
                                                                                        -------
Hotels, Restaurants and Leisure -- 1.6%
Hilton Hotels Corp                      5.000%         5/15/06             1,000            947
                                                                                        -------

Machinery -- 0.6%
Caterpillar Financial Services          6.090%          3/1/04               325            338
                                                                                        -------

Media -- 2.8%
AOL Time Warner Inc., Cv.               0.000%         12/6/19             1,800            913(B)
Tribune Company                         6.500%         7/30/04               700            736
                                                                                        -------
                                                                                          1,649
                                                                                        -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Oil (Domestic Integrated) -- 1.3%
Conoco Inc.                             5.900%         4/15/04            $  750        $   780
                                                                                        -------

Railroads -- 1.4%
Union Pacific Corporation               6.625%          2/1/08               750            796
                                                                                        -------
Total Corporate Bonds and Notes
 (Identified Cost -- $9,557)                                                              9,809
-----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 15.4%

Fixed Rate Securities -- 10.1%
Fannie Mae                              6.500%         8/15/04               700            747
Fannie Mae                              6.770%          9/1/05               375            409
Fannie Mae                              7.125%         2/15/05               375            409
Federal Farm Credit Bank                5.000%         5/10/04               400            413
United States Treasury Notes            5.000%         8/15/11               550            558
United States Treasury Notes            5.250%         5/15/04             1,000          1,045
United States Treasury Notes            5.875%         2/15/04               200            210
United States Treasury Notes            6.000%         8/15/09               500            543
United States Treasury Notes            6.500%         5/15/05               430            467
United States Treasury Notes            6.500%         10/15/06            1,000          1,101
                                                                                        -------
                                                                                          5,902
                                                                                        -------
Inflation-Indexed Securities -- 1.8%
United States Treasury Notes            3.375%         1/15/12             1,012          1,038(C)
                                                                                        -------

Stripped Securities -- 3.5%
United States Treasury STRIPS           0.000%         8/15/05               550            492(D)
United States Treasury STRIPS           0.000%         11/15/08              975            733(D)
United States Treasury STRIPS           0.000%         2/15/14             1,500            793(D)
                                                                                        -------
                                                                                          2,018
                                                                                        -------
Total U.S. Government and Agency
 Obligations (Identified Cost -- $8,638)                                                  8,958
-----------------------------------------------------------------------------------------------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 6.8%

Fixed Rate Securities -- 6.8%
Government National Mortgage
 Association                            6.000%    8/15/28 to 3/15/31      $1,892        $ 1,898
Government National Mortgage
 Association                            7.000%   2/15/28 to 12/15/31       1,975          2,050
                                                                                        -------
Total U.S. Government Agency
 Mortgage-Backed Securities
 (Identified Cost -- $3,880)                                                              3,948
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 1.4%

Forest Products/Paper -- 1.4%
International Paper Capital Trust, Cv.  5.250%                                17shs         811
                                                                                        -------
Total Preferred Stocks (Identified
 Cost -- $770)                                                                              811
-----------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.7%

State Street Bank and Trust Company
 1.9%, dated 6/28/02, to be repurchased at $2,138 on 7/1/02
 (Collateral: $2,150 Freddie Mac notes, 3.4%, due 2/6/04,
 value $2,181)                                                            $2,138          2,138
                                                                                        -------
Total Repurchase Agreements (Identified Cost -- $2,138)                                   2,138
-----------------------------------------------------------------------------------------------
Total Investments -- 99.7% (Identified Cost -- $56,300)                                  58,076
Other Assets Less Liabilities -- 0.3%                                                       168
                                                                                        -------

NET ASSETS -- 100.0%                                                                    $58,244
                                                                                        =======

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                           $10.13
                                                                                        =======
 FINANCIAL INTERMEDIARY CLASS                                                            $10.12
                                                                                        =======
 INSTITUTIONAL CLASS                                                                     $10.13
                                                                                        =======
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(C) U.S. Treasury Inflation-Indexed Securities -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(D) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This security is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

Portfolio of Investments

Legg Mason Investors Trust, Inc.
June 30, 2002 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.0%

Auto and Transportation -- 2.5%
 Air Transport -- 0.5%
 Air Methods Corporation                                                            5        $     49(A)
 AirNet Systems, Inc.                                                              12             103(A)
 Aviall, Inc.                                                                       9             129(A)
 Frontier Airlines, Inc.                                                           15             123(A)
 Mercury Air Group, Inc.                                                           10              46(A)
 Mesaba Holdings, Inc.                                                              1               8(A)
 Offshore Logistics, Inc.                                                          30             721(A)
                                                                                             --------
                                                                                                1,179
                                                                                             --------
 Auto Parts (After Market) -- 0.2%
 Monro Muffler Brake, Inc.                                                          5             121(A)
 TBC Corporation                                                                   15             230(A)
                                                                                             --------
                                                                                                  351
                                                                                             --------
 Auto Parts (Original Equipment) -- 0.5%
 ArvinMeritor, Inc.                                                                12             283
 Bandag, Incorporated                                                               4             102
 Bandag, Incorporated - Class A                                                     4              92
 BorgWarner, Inc.                                                                   4             214
 Dura Automotive Systems, Inc.                                                     20             420(A)
 R & B, Inc.                                                                        6              49(A)
                                                                                             --------
                                                                                                1,160
                                                                                             --------
 Automobiles -- N.M.
 Collins Industries, Inc.                                                           9              39
                                                                                             --------

 Railroad Equipment -- 0.1%
 The Greenbrier Companies, Inc.                                                    12              89
 The Lamson & Sessions Co.                                                         18              69(A)
                                                                                             --------
                                                                                                  158
                                                                                             --------
 Railroads -- 0.1%
 Genesee & Wyoming Inc.                                                             7             147(A)
                                                                                             --------

 Recreational Vehicles and Boats -- N.M.
 Arctic Cat, Inc.                                                                   5              89
                                                                                             --------


                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Auto and Transportation -- Continued
 Shipping -- 0.5%
 Overseas Shipholding Group, Inc.                                                  47        $    997
                                                                                             --------

 Tires and Rubber -- N.M.
 Cooper Tire & Rubber Company                                                       4              84
                                                                                             --------

 Transportation -- 0.1%
 Dynamex Inc.                                                                     0.6             0.1(A)
 Oglebay Norton Company                                                             3              42
 Todd Shipyards Corporation                                                         8              97(A)
                                                                                             --------
                                                                                                  139
                                                                                             --------
 Trucking -- 0.4%
 Arkansas Best Corporation                                                          5             130(A)
 Old Dominion Freight Line, Inc.                                                    5              78(A)
 P.A.M. Transportation Services, Inc.                                               6             149(A)
 Roadway Express, Inc.                                                              6             203
 USFreightways Corporation                                                          2              65
 Yellow Corporation                                                                 5             146(A)
                                                                                             --------
                                                                                                  771
                                                                                             --------
 Trucks and Parts -- 0.1%
 Spartan Motors, Inc.                                                              11             164
 Supreme Industries, Inc.                                                          11              61(A)
                                                                                             --------
                                                                                                  225
                                                                                             --------
Consumer Discretionary -- 21.6%
 Auto Parts (Original Equipment) -- 0.1%
 Tower Automotive, Inc.                                                            22             311(A)
                                                                                             --------

 Casinos and Gambling -- 0.5%
 Aztar Corporation                                                                 12             258(A)
 Isle of Capri Casinos, Inc.                                                       36             723(A)
 Lakes Gaming, Inc.                                                                16             110(A)
                                                                                             --------
                                                                                                1,091
                                                                                             --------
 Commercial Services and Supplies -- 0.6%
 Ambassadors Group, Inc.                                                           11             151(A)
 Ambassadors International, Inc.                                                   15             152(A)
 CDI Corp.                                                                          1              39(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Commercial Services and Supplies -- Continued
 Charles River Associates Incorporated                                              4        $     82(A)
 Midas, Inc.                                                                       21             254(A)
 Navigant International, Inc.                                                       9             146(A)
 RemedyTemp, Inc.                                                                  10             173(A)
 The Source Information Management Company                                          8              41(A)
 Waste Holdings, Inc.                                                              21             146(A)
                                                                                             --------
                                                                                                1,184
                                                                                             --------
 Consumer Electronics -- N.M.
 LoJack Corporation                                                                 6              20(A)
                                                                                             --------

 Consumer Products -- 2.4%
 American Greetings Corporation                                                    49             821
 CSS Industries, Inc.                                                               2              85(A)
 Herbalife International, Inc.                                                     17             321
 The Boyds Collection, Ltd.                                                       100             629(A)
 The Topps Company, Inc.                                                           39             387(A)
 The Toro Company                                                                  20           1,143
 Tupperware Corporation                                                            84           1,738
                                                                                             --------
                                                                                                5,124
                                                                                             --------
 Cosmetics -- 0.1%
 Nu Skin Enterprises, Inc.                                                         11             162
                                                                                             --------

 Entertainment -- N.M.
 Laser-Pacific Media Corporation                                                   11              27(A)
                                                                                             --------

 Funeral Parlors and Cemeteries -- 0.5%
 Stewart Enterprises, Inc.                                                        173           1,101(A)
                                                                                             --------

 Hotels and Motels -- N.M.
 Prime Hospitality Corp.                                                            3              34(A)
                                                                                             --------

 Household Furnishings and Appliances -- 0.9%
 Bush Industries, Inc.                                                             13             160
 Chromcraft Revington, Inc.                                                        11             150(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Household Furnishings and Appliances -- Continued
 Department 56, Inc.                                                               18        $    293(A)
 Falcon Products, Inc.                                                              3              21
 Haverty Furniture Companies, Inc.                                                 10             201
 Koss Corporation                                                                   5              77
 Libbey Inc.                                                                       23             795
 Salton, Inc.                                                                      18             261(A)
                                                                                             --------
                                                                                                1,958
                                                                                             --------
 Household Products -- 0.6%
 Acuity Brands, Inc.                                                               13             242
 Boston Acoustics, Inc.                                                             4              51
 Fedders Corporation                                                               17              42
 Q.E.P. Co., Inc.                                                                   3              10(A)
 REX Stores Corporation                                                            12             171(A)
 Royal Appliance Mfg. Co.                                                          22             139(A)
 Strattec Security Corporation                                                      6             310(A)
 Water Pik Technologies, Inc.                                                      19             238(A)
                                                                                             --------
                                                                                                1,203
                                                                                             --------
 Internet and Catalog Retail -- 0.1%
 1-800 CONTACTS, INC.                                                              18             247(A)
                                                                                             --------

 Jewelry, Watches and Gems -- 0.3%
 Friedman's, Inc.                                                                  24             307
 Movado Group, Inc.                                                                11             284
                                                                                             --------
                                                                                                  591
                                                                                             --------
 Leisure Time -- 0.9%
 Bally Total Fitness Holding Corporation                                           56           1,040(A)
 Brass Eagle Inc.                                                                  12              76(A)
 Equity Marketing, Inc.                                                             5              71(A)
 Huffy Corporation                                                                 13             115(A)
 Johnson Outdoors Inc.                                                             10             160(A)
 K2 Inc.                                                                           11             115(A)
 ResortQuest International, Inc.                                                   19             111(A)
 Steinway Musical Instruments, Inc.                                                11             233(A)
                                                                                             --------
                                                                                                1,921
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Photography/Imaging -- N.M.
 CPI Corporation                                                                    5        $    103
                                                                                             --------

 Printing and Copying Services -- 0.6%
 Cadmus Communications Corporation                                                 10             114
 Mail-Well, Inc.                                                                   31             160(A)
 Wallace Computer Services, Inc.                                                   45             970
 Workflow Management, Inc.                                                         22              75(A)
                                                                                             --------
                                                                                                1,319
                                                                                             --------
 Publishing (Miscellaneous) -- 0.2%
 Consolidated Graphics, Inc.                                                       12             222(A)
 Courier Corporation                                                                2              90
 Outlook Group Corp.                                                                3              11(A)
                                                                                             --------
                                                                                                  323
                                                                                             --------
 Rental and Lease Services (Consumer) -- 1.1%
 Correctional Services Corporation                                                 13              32(A)
 Exponent, Inc.                                                                     8              98(A)
 Met-Pro Corporation                                                                8             115
 NCO Portfolio Management, Inc.                                                    21             153(A)
 Opinion Research Corporation                                                       5              28(A)
 Radiologix, Inc.                                                                  15             230(A)
 Rent-A-Center, Inc.                                                               30           1,746(A)
                                                                                             --------
                                                                                                2,402
                                                                                             --------
 Restaurants -- 1.9%
 Benihana Inc.                                                                      3              51(A)
 Dave & Busters, Inc.                                                              17             204(A)
 ELXSI Corporation                                                                  3              15(A)
 Frisch's Restaurants, Inc.                                                         6             116
 Garden Fresh Restaurant Corp.                                                      7              78(A)
 Jack In The Box Inc.                                                              64           2,045(A)
 Morton's Restaurant Group, Inc.                                                    3              42(A)
 Papa John's International, Inc.                                                   30             995(A)
 Ryan's Family Steak Houses, Inc.                                                  44             585(A)
                                                                                             --------
                                                                                                4,131
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Retail -- 5.8%
 Brookstone, Inc.                                                                  11        $    192(A)
 Brown Shoe Company, Inc.                                                          25             688
 Burlington Coat Factory Warehouse Corporation                                     57           1,218
 Central Garden & Pet Company                                                      23             400(A)
 CSK Auto Corporation                                                               4              54(A)
 Duckwall-ALCO Stores, Inc.                                                         4              49(A)
 Finlay Enterprises, Inc.                                                          15             247(A)
 First Cash, Inc.                                                                   7              68(A)
 Fresh Brands, Inc.                                                                 8             134
 Gadzooks, Inc.                                                                     3              33(A)
 Genesco Inc.                                                                      36             881(A)
 Global Imaging Systems, Inc.                                                       1              11(A)
 Gottschalks Inc.                                                                  21              57(A)
 Handleman Company                                                                 46             663(A)
 Jos. A. Bank Clothiers, Inc.                                                       8             146(A)
 Lawson Products, Inc.                                                              6             179
 Lithia Motors, Inc.                                                               11             307(A)
 MarineMax, Inc.                                                                   20             255(A)
 Marsh Supermarkets, Inc.                                                           3              52
 Payless ShoeSource, Inc.                                                          36           2,087(A)
 PC Connection, Inc.                                                                2               9(A)
 Rush Enterprises, Inc.                                                             5              47(A)
 Russ Berrie and Company, Inc.                                                      5             181
 S&K Famous Brands, Inc.                                                            3              39(A)
 ShopKo Stores, Inc.                                                               18             358(A)
 Tandy Brands Accessories, Inc.                                                     8              96(A)
 The Bon-Ton Stores, Inc.                                                          18              82(A)
 The Buckle, Inc.                                                                  35             865(A)
 The Cato Corporation                                                              22             497
 The Dress Barn, Inc.                                                              13             207(A)
 United Auto Group, Inc.                                                           11             224(A)
 Wilsons The Leather Experts Inc.                                                  13             183(A)
 Zale Corporation                                                                  57           2,066(A)
                                                                                             --------
                                                                                               12,575
                                                                                             --------
 Services (Commercial and Consumer) -- 0.8%
 Carriage Services, Inc.                                                           28             118(A)
 Cornell Companies, Inc.                                                           26             308(A)
 Factual Data Corp.                                                                 9             106(A)
 Magellan Health Services, Inc.                                                    60              60(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Services (Commercial and Consumer) -- Continued
 Schlotzsky's, Inc.                                                                 8        $     33(A)
 Sunrise Assisted Living, Inc.                                                     36             965(A)
 Wackenhut Corrections Corporation                                                  5              76(A)
                                                                                             --------
                                                                                                1,666
                                                                                             --------
 Shoes -- 1.7%
 Deckers Outdoor Corporation                                                       12              53(A)
 Footstar, Inc.                                                                    34             829(A)
 Maxwell Shoe Company Inc.                                                         19             295(A)
 Rocky Shoes & Boots, Inc.                                                          1               4(A)
 Saucony, Inc.                                                                      1               9(A)
 Shoe Carnival, Inc.                                                                4              87(A)
 Skechers U.S.A., Inc.                                                             21             452(A)
 Steven Madden, Ltd.                                                               13             252(A)
 The Stride Rite Corporation                                                       28             220
 The Timberland Company                                                            43           1,526(A)
                                                                                             --------
                                                                                                3,727
                                                                                             --------
 Textiles (Apparel) -- 1.7%
 G-III Apparel Group, Ltd.                                                          6              45(A)
 Garan, Incorporated                                                                4             214
 Gerber Childrenswear, Inc.                                                         8              58(A)
 Haggar Corp.                                                                       6              88
 Kellwood Company                                                                  16             504
 Nautica Enterprises, Inc.                                                         57             737(A)
 OshKosh B'Gosh, Inc.                                                               7             304
 Oxford Industries, Inc.                                                            9             241
 Perry Ellis International, Inc.                                                    9             132(A)
 Phillips-Van Heusen Corporation                                                   30             470
 Raven Industries, Inc.                                                             5             142
 Russell Corporation                                                               24             464
 Superior Uniform Group Inc.                                                        8              86
 Tropical Sportswear Int'l Corporation                                              8             175(A)
                                                                                             --------
                                                                                                3,660
                                                                                             --------
 Toys -- 0.1%
 JAKKS Pacific, Inc.                                                               13             223(A)
                                                                                             --------


                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Wholesalers -- 0.7%
 Daisytek International Corporation                                                30        $    514(A)
 United Stationers Inc.                                                            29             885(A)
                                                                                             --------
                                                                                                1,399
                                                                                             --------
Consumer Staples -- 2.8%
 Food -- 1.5%
 Del Monte Foods Company                                                           87           1,021(A)
 Fleming Companies, Inc.                                                           91           1,650
 John B. Sanfilippo & Son, Inc.                                                     9              60(A)
 Nature's Sunshine Products, Inc.                                                  26             298
 Pilgrim's Pride Corporation                                                        7              94
 Pilgrim's Pride Corporation - Class A                                             19             193
 Sylvan, Inc.                                                                       3              38(A)
                                                                                             --------
                                                                                                3,354
                                                                                             --------
 Food and Drug Retailing -- 0.2%
 Allou Health & Beauty Care, Inc.                                                   5              37(A)
 7-Eleven, Inc.                                                                    39             316(A)
 Spartan Stores, Inc.                                                              33             103(A)
                                                                                             --------
                                                                                                  456
                                                                                             --------
 Tobacco -- 1.1%
 DIMON Incorporated                                                                77             529
 Schweitzer-Mauduit International, Inc.                                            20             499
 Standard Commercial Corporation                                                   13             274
 Universal Corporation                                                             27           1,002
                                                                                             --------
                                                                                                2,304
                                                                                             --------
Energy -- 11.1%
 Energy (Miscellaneous) -- 0.8%
 Howell Corporation                                                                 9             124
 Matrix Service Company                                                            11              90(A)
 Penn Virginia Corporation                                                          1              35
 Tesoro Petroleum Corporation                                                     107             829(A)
 TETRA Technologies, Inc.                                                          17             449(A)
 World Fuel Services Corporation                                                    9             207
                                                                                             --------
                                                                                                1,734
                                                                                             --------
 Energy Equipment and Services -- 0.3%
 Global Power Equipment Group Inc.                                                 74             736(A)
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Energy -- Continued
 Machinery (Oil Well Equipment) -- 3.5%
 AZZ Incorporated                                                                   8        $    131(A)
 Hanover Compressor Company                                                       134           1,806(A)
 Key Energy Services, Inc.                                                        142           1,490(A)
 Lufkin Industries, Inc.                                                            7             194
 Patterson-UTI Energy, Inc.                                                         5             144(A)
 Petroleum Development Corporation                                                 26             153(A)
 SEACOR SMIT Inc.                                                                  34           1,605(A)
 Superior Energy Services, Inc.                                                    27             278(A)
 TMBR/Sharp Drilling, Inc.                                                          8             123(A)
 Universal Compression Holdings, Inc.                                              62           1,497(A)
                                                                                             --------
                                                                                                7,421
                                                                                             --------
 Oil (Crude Producers) -- 0.1%
 Greka Energy Corporation                                                           5              27(A)
 Resource America, Inc.                                                            20             208
                                                                                             --------
                                                                                                  235
                                                                                             --------
 Oil and Gas (Exploration and Production) -- 6.0%
 Berry Petroleum Company                                                           32             544
 Cabot Oil & Gas Corporation                                                       20             446
 Callon Petroleum Company                                                          22             107(A)
 Carrizo Oil & Gas, Inc.                                                           17              72(A)
 Chesapeake Energy Corporation                                                    284           2,047(A)
 Clayton Williams Energy, Inc.                                                      8              90(A)
 Comstock Resources, Inc.                                                          40             306(A)
 Edge Petroleum Corporation                                                        13              69(A)
 Equity Oil Company                                                                14              31(A)
 Forest Oil Corporation                                                            52           1,484(A)
 Grey Wolf, Inc.                                                                  241             985(A)
 Magnum Hunter Resources, Inc.                                                      4              32(A)
 Mission Resources Corporation                                                     31              43(A)
 Parallel Petroleum Corporation                                                    35              92(A)
 PetroCorp Incorporated                                                            17             166(A)
 Pogo Producing Company                                                            26             842
 Range Resources Corporation                                                       72             402(A)
 Stone Energy Corporation                                                          31           1,228(A)
 Swift Energy Company                                                              39             614(A)
 The Houston Exploration Company                                                   37           1,058
 The Meridian Resource Corporation                                                 66             247

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Energy -- Continued
 Oil and Gas (Exploration and Production) -- Continued
 Unit Corporation                                                                  50        $    869(A)
 Vintage Petroleum, Inc.                                                           87           1,036
                                                                                             --------
                                                                                               12,810
                                                                                             --------
 Oil Field Services -- 0.4%
 W-H Energy Services, Inc.                                                         40             875(A)
                                                                                             --------

Financials -- 23.7%
 Banks -- 9.0%
 ABC Bancorp                                                                       13             194
 Allegiant Bancorp, Inc.                                                           12             225
 AmericanWest Bancorporation                                                        4              56(A)
 AmeriServ Financial, Inc.                                                         10              46
 Arrow Financial Corporation                                                        3             107
 Bank of the Ozarks, Inc.                                                           6             143
 Banner Corporation                                                                19             478
 Camco Financial Corporation                                                       13             186
 Camden National Corporation                                                        9             242
 Capital Crossing Bank                                                              7             146(A)
 Capitol Bancorp Ltd.                                                              14             334
 CCBT Financial Companies Inc.                                                     10             284
 Centennial Bancorp                                                                42             329
 Chemical Financial Corporation                                                    37           1,377
 Columbia Bancorp                                                                   2              30
 Community Bank System, Inc.                                                       15             493
 Community Trust Bancorp, Inc.                                                     19             523
 Corrus Bankshares, Inc.                                                           20             900
 CPB Inc.                                                                           5             211
 F & M Bancorp                                                                      7             245
 First Citizens Bancshares Inc.                                                    15           1,604
 First Essex Bancorp, Inc.                                                          2              75
 First Financial Bankshares, Inc.                                                  18             763
 First Mutual Bancshares, Inc.                                                      5              81
 First National Corporation                                                         4             127
 First Oak Brook Bancshares, Inc.                                                   2              51
 1st Source Corporation                                                            16             398
 FNB Financial Services Corporation                                                 7             127
 GBC Bancorp                                                                       11             318
 Gold Banc Corporation, Inc.                                                        7              79

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Banks -- Continued
 Granite State Bankshares, Inc.                                                     6        $    187
 Heritage Commerce Corp                                                            13             120(A)
 Horizon Financial Corp.                                                           14             209
 International Bancshares Corporation                                               9             396
 Irwin Financial Corporation                                                       46             933
 MASSBANK Corp.                                                                     8             280
 Merchants Bancshares, Inc.                                                         4             119
 Mid-State Bancshares                                                               4              75
 North Valley Bancorp                                                               8             121
 Oriental Financial Group Inc.                                                      6             162
 Peoples Bancorp Inc.                                                               4             118
 Republic Bancorp, Inc.                                                             4              41
 Republic Bancorp, Inc. - Class A                                                  76           1,130
 Republic First Bancorp, Inc.                                                      10              62(A)
 Royal Bancshares of Pennsylvania, Inc.                                            13             278
 S&T Bancorp, Inc.                                                                 44           1,186
 Second Bancorp Incorporated                                                        7             202
 Silicon Valley Bancshares                                                         22             569(A)
 Simmons First National Corporation                                                 4             179
 Southwest Bancorp, Inc.                                                            5             144
 Summit Bancshares, Inc.                                                            2              49
 Superior Financial Corp.                                                          12             234
 The Trust Company Of New Jersey                                                   12             298
 Three Rivers Bancorp, Inc.                                                         8             137
 TriCo Bancshares                                                                   9             225
 U.S.B. Holding Co., Inc.                                                           1              21
 UMB Financial Corporation                                                          6             277
 United National Bancorp                                                           25             566
 Unizan Financial Corp.                                                             5             111
 Vail Banks, Inc.                                                                   9             121
 West Coast Bancorp                                                                21             353
 Yardville National Bancorp                                                        10             191
                                                                                             --------
                                                                                               19,266
                                                                                             --------
 Brokerage -- 1.4%
 Advanta Corp.                                                                     12             131
 First American Corporation                                                        94           2,169
 NCO Group, Inc.                                                                   28             606(A)
                                                                                             --------
                                                                                                2,906
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Diversified Financials -- 0.2%
 American Home Mortgage Holdings, Inc.                                             21        $    261
 DeWolfe Companies, Inc.                                                            3              34(A)
 Interstate National Dealer Services, Inc.                                          6              34(A)
 Matrix Bancorp, Inc.                                                               8              84(A)
 Onyx Acceptance Corporation                                                        8              34(A)
 Pacific Crest Capital, Inc.                                                        2              57
                                                                                             --------
                                                                                                  504
                                                                                             --------
 Finance Companies -- 0.1%
 Credit Acceptance Corporation                                                      5              60(A)
 World Acceptance Corporation                                                      23             189(A)
                                                                                             --------
                                                                                                  249
                                                                                             --------
 Financial Data (Products and Services) -- 0.5%
 Actrade Financial Technologies, Ltd.                                              17             180(A)
 CompuCredit Corporation                                                           75             511(A)
 eFunds Corporation                                                                34             324(A)
                                                                                             --------
                                                                                                1,015
                                                                                             --------
 Financial (Miscellaneous) -- 2.0%
 American Shared Hospital Services                                                  3              13
 Cash America International, Inc.                                                  12             107
 First United Corporation                                                           7             120
 LandAmerica Financial Group, Inc.                                                 31             989
 Metris Companies Inc.                                                            105             875
 New Century Financial Corporation                                                 28             990
 Stewart Information Services Corporation                                          29             586(A)
 Union Acceptance Corporation                                                      50             206(A)
 WSFS Financial Corporation                                                        13             324
                                                                                             --------
                                                                                                4,210
                                                                                             --------
 Insurance (Life/Health) -- 1.3%
 AmerUs Group Co.                                                                  35           1,299
 Ceres Group, Inc.                                                                 58             227(A)
 Cotton States Life Insurance Company                                               8              83
 Delphi Financial Group, Inc.                                                       6             281
 Financial Industries Corporation                                                  15             262
 National Western Life Insurance Company                                            4             448(A)
 Penn Treaty American Corporation                                                  22             100(A)
 Standard Management Corporation                                                   12              93(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Insurance (Life/Health) -- Continued
 Universal American Financial Corp.                                                12        $     78(A)
                                                                                             --------
                                                                                                2,871
                                                                                             --------
 Insurance (Multi-Line) -- 0.6%
 Alfa Corporation                                                                  22             259
 FBL Financial Group, Inc.                                                         44             963
 Trover Solutions, Inc.                                                            16              94(A)
                                                                                             --------
                                                                                                1,316
                                                                                             --------
 Insurance (Property/Casualty) -- 1.2%
 Bancinsurance Corporation                                                          2              12(A)
 Donegal Group Inc. - Class A                                                       4              43
 Donegal Group Inc. - Class B                                                       2              21
 State Auto Financial Corporation                                                   3              49
 The Commerce Group, Inc.                                                          57           2,238
 The Midland Company                                                                5             273
                                                                                             --------
                                                                                                2,636
                                                                                             --------
 Investment Management -- 0.1%
 Cherokee Inc.                                                                     11             222(A)
                                                                                             --------

 Real Estate Investment Trusts -- 1.0%
 IndyMac Bancorp, Inc.                                                             97           2,198(A)
                                                                                             --------

 Rental and Lease Services (Commercial) -- 0.6%
 American Business Financial Services, Inc.                                         4              46
 California First National Bancorp                                                  6             100
 Interpool, Inc.                                                                   26             447
 McGrath Rentcorp                                                                  10             270
 MicroFinancial Incorporated                                                       25             197
 United Rentals, Inc.                                                               9             200(A)
                                                                                             --------
                                                                                                1,260
                                                                                             --------
 Savings and Loan Companies -- 5.7%
 Abington Bancorp, Inc.                                                             1              24
 Alliance Bancorp of New England, Inc.                                              1              15
 Anchor BanCorp Wisconsin, Inc.                                                    15             350
 BostonFed Bancorp, Inc.                                                            6             193
 Coastal Bancorp, Inc.                                                              8             254
 Columbia Banking System, Inc.                                                     23             294(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Financials -- Continued
 Savings and Loan Companies -- Continued
 Commercial Federal Corporation                                                    77        $  2,218
 Dime Community Bancshares                                                          4              97
 Downey Financial Corp.                                                            30           1,438
 Fidelity Bancorp, Inc.                                                             1              19
 First Bell Bancorp, Inc.                                                           6              94
 First Defiance Financial Corp.                                                     9             186
 First Federal Capital Corp                                                        32             712
 First Indiana Corporation                                                         25             551
 First Place Financial Corp.                                                        7             147
 FIRSTFED AMERICA BANCORP, INC.                                                     9             205
 FirstFed Financial Corp.                                                          26             757(A)
 Flagstar Bancorp, Inc.                                                            21             489
 Flushing Financial Corporation                                                    22             443
 GA Financial, Inc.                                                                 4              67
 Hawthorne Financial Corporation                                                    4             117(A)
 HMN Financial, Inc.                                                                6             114
 IBERIABANK Corporation                                                             5             191
 ITLA Capital Corporation                                                           7             217(A)
 Jacksonville Bancorp, Inc.                                                         2              40
 Local Financial Corporation                                                       28             462(A)
 MAF Bancorp, Inc.                                                                  5             184
 North Central Bancshares, Inc.                                                     3              71
 Parkvale Financial Corporation                                                     9             249
 PennFed Financial Services, Inc.                                                   3              78
 PFF Bancorp, Inc.                                                                 13             491
 St. Francis Capital Corporation                                                   15             372
 Sterling Financial Corporation                                                    13             245(A)
 TF Financial Corporation                                                           1              14
 Timberland Bancorp, Inc.                                                           6             102
 Warren Bancorp, Inc.                                                               8              89
 Westcorp                                                                          20             640
                                                                                             --------
                                                                                               12,229
                                                                                             --------
Health Care -- 1.8%
 Health Care (Drugs/Major Pharmaceuticals) -- N.M.
 Nutraceutical International Corporation                                            3              23(A)
 USANA, Inc.                                                                        3              18(A)
                                                                                             --------
                                                                                                   41
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Health Care -- Continued
 Health Care Facilities -- 0.7%
 Kindred Healthcare, Inc.                                                          30        $  1,330(A)
 Prime Medical Services, Inc.                                                      20             228(A)
                                                                                             --------
                                                                                                1,558
                                                                                             --------
 Health Care (Managed Care) -- 0.8%
 DVI, Inc.                                                                         24             454(A)
 Horizon Health Corporation                                                         5             102(A)
 PacifiCare Health Systems, Inc.                                                   39           1,061(A)
                                                                                             --------
                                                                                                1,617
                                                                                             --------
 Medical and Dental Instruments and Supplies -- 0.2%
 Rehabilicare Inc.                                                                  2              11(A)
 Sola International Inc.                                                           41             476(A)
 Utah Medical Products, Inc.                                                        1              16(A)
                                                                                             --------
                                                                                                  503
                                                                                             --------
 Medical Services -- 0.1%
 National Dentex Corporation                                                        5             111(A)
                                                                                             --------

 Rental and Lease Services (Consumer) -- N.M.
 IntegraMed America, Inc.                                                           4              33(A)
                                                                                             --------

Industrials -- 0.2%
 Electrical Equipment -- 0.1%
 Manufacturers' Services Limited                                                   50             239(A)
                                                                                             --------

 Household Furnishings and Appliances -- 0.1%
 Rockford Corporation                                                               8              84(A)
                                                                                             --------

Information Technology -- 2.9%
 Communications Equipment -- 0.1%
 Bel Fuse Inc.                                                                      5             141
 Blonder Tongue Laboratories, Inc.                                                 13              35(A)
 Channell Commercial Corporation                                                    5              38(A)
 Cognitronics Corporation                                                           5              14(A)
 Digital Lightwave, Inc.                                                           20              46(A)

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Information Technology -- Continued
 Communications Equipment -- Continued
 XETA Technologies Inc.                                                            11        $     38(A)
                                                                                             --------
                                                                                                  312
                                                                                             --------
 Computer Services and Systems -- 0.2%
 MCSi, Inc.                                                                        40             456(A)
                                                                                             --------

 Computer Technology -- 0.9%
 CompuCom Systems, Inc.                                                            53             206(A)
 CSG Systems International, Inc.                                                   89           1,703(A)
 Rimage Corporation                                                                 1              10(A)
                                                                                             --------
                                                                                                1,919
                                                                                             --------
 Computers (Software/Services) -- 0.4%
 ePlus inc                                                                         17             120(A)
 GameTech International, Inc.                                                       7              31(A)
 Group 1 Software, Inc.                                                             8             114(A)
 GTSI Corp.                                                                        11              85(A)
 Innodata Corporation                                                              14              18(A)
 Manchester Technologies, Inc.                                                     10              22(A)
 Pomeroy Computer Resources, Inc.                                                  21             305(A)
 TSR, Inc.                                                                          7              38(A)
 Zomax Incorporated                                                                28             111(A)
                                                                                             --------
                                                                                                  844
                                                                                             --------
 Electronics -- 0.9%
 Black Box Corporation                                                             33           1,344(A)
 Cobra Electronics Corporation                                                     11              89(A)
 Dataram Corporation                                                                9              34(A)
 K-Tron International, Inc.                                                         3              48(A)
 Nu Horizons Electronics Corp.                                                     19             161(A)
 Refac                                                                              3               8(A)
 Richardson Electronics, Ltd.                                                      13             141
 Spectrum Control, Inc.                                                            16              94(A)
                                                                                             --------
                                                                                                1,919
                                                                                             --------
 Electronics (Component Distributors) -- N.M.
 Innotrac Corporation                                                              19              91(A)
                                                                                             --------


Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Information Technology -- Continued
 Electronics (Semiconductors) -- 0.1%
 Diodes Incorporated                                                               12        $    101(A)
 Merix Corporation                                                                 12              99(A)
                                                                                             --------
                                                                                                  200
                                                                                             --------
 Electronics (Technology) -- 0.1%
 Innovative Solutions and Support, Inc.                                            16             117(A)
                                                                                             --------

 Semiconductor Equipment and Production -- 0.2%
 Genesis Microchip Incorporated                                                    52             430(A)
                                                                                             --------

Integrated Oils -- 0.2%
 Oil (Domestic Integrated) -- 0.2%
 Giant Industries, Inc.                                                            15             117(A)
 Holly Corporation                                                                 12             208
                                                                                             --------
                                                                                                  325
                                                                                             --------
Materials -- 9.6%
 Agriculture (Fish and Ranch) -- 0.1%
 Ag Services of America, Inc.                                                       9             104(A)
 The Anderson's Inc.                                                                7              96
                                                                                             --------
                                                                                                  200
                                                                                             --------
 Building (Air Conditioning) -- 1.1%
 York International Corporation                                                    67           2,250
                                                                                             --------

 Building (Cement) -- 0.1%
 Centex Construction Products, Inc.                                                 3             117
                                                                                             --------

 Building Materials -- 0.8%
 Ameron International Corporation                                                   3             188
 Bairnco Corporation                                                               11              61
 Building Materials Holding Corporation                                            22             316(A)
 Butler Manufacturing Company                                                       7             200

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Materials -- Continued
 Building Materials -- Continued
 Nortek, Inc.                                                                      14        $    645(A)
 U. S. Concrete, Inc.                                                              45             298(A)
                                                                                             --------
                                                                                                1,708
                                                                                             --------
 Building (Miscellaneous) -- 0.1%
 Comfort Systems USA, Inc.                                                         43             211(A)
                                                                                             --------

 Chemicals -- 1.7%
 Aceto Corporation                                                                  8              81
 American Vanguard Corporation                                                      2              31
 Cytec Industries Inc.                                                             43           1,339(A)
 FMC Corporation                                                                   15             453(A)
 International Specialty Products Inc.                                             19             149(A)
 NL Industries, Inc.                                                               62             948
 Northern Technologies International Corporation                                    2               9(A)
 Quaker Chemical Corporation                                                       10             240
 Stepan Company                                                                    15             430
                                                                                             --------
                                                                                                3,680
                                                                                             --------
 Construction and Building Materials -- 0.2%
 Modtech Holdings, Inc.                                                            22             281(A)
 Perini Corporation                                                                17              67(A)
                                                                                             --------
                                                                                                  348
                                                                                             --------
 Containers and Packaging (Metal and Glass) -- 0.4%
 Greif Bros. Corporation                                                            6             213
 Silgan Holdings Inc.                                                              15             607(A)
                                                                                             --------
                                                                                                  820
                                                                                             --------
 Containers and Packaging (Paper and Plastic) -- 0.1%
 Astronics Corporation                                                             10              81(A)
 Myers Industries, Inc.                                                             7             122
                                                                                             --------
                                                                                                  203
                                                                                             --------
 Copper -- 0.1%
 Mueller Industries Inc.                                                            7             232(A)
                                                                                             --------

 Engineering and Construction -- 1.0%
 Dycom Industries, Inc.                                                            46             541(A)
 Integrated Electrical Services, Inc.                                              63             395(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Materials -- Continued
 Engineering and Construction -- Continued
 Quanta Services, Inc.                                                            102        $  1,002(A)
 Schuff International Inc.                                                          9              24(A)
 The Keith Companies, Inc.                                                          9             132
 URS Corporation                                                                    5             132(A)
                                                                                             --------
                                                                                                2,226
                                                                                             --------
 Engineering and Contracting Services -- N.M.
 COMARCO, Inc.                                                                     11              84(A)
                                                                                             --------

 Forest Products/Paper -- 0.3%
 Baltek Corporation                                                                 1               5(A)
 Universal Forest Products, Inc.                                                   30             707
                                                                                             --------
                                                                                                  712
                                                                                             --------
 Forms and Bulk Printing Services -- 0.3%
 Ennis Business Forms, Inc.                                                        23             293
 New England Business Service, Inc.                                                16             405
                                                                                             --------
                                                                                                  698
                                                                                             --------
 Metal Fabricating -- 2.1%
 Ampco-Pittsburgh Corporation                                                      12             138
 Chase Industries, Inc.                                                            18             244(A)
 Commercial Metals Company                                                         11             516
 CompX International Inc.                                                           5              68
 Knape & Vogt Manufacturing Company                                                 2              29
 Maverick Tube Corporation                                                         47             704(A)
 Penn Engineering & Manufacturing Corp.                                             7             117
 Penn Engineering & Manufacturing Corp. - Class A                                   9             146
 Quanex Corporation                                                                11             498
 Roanoke Electric Steel Corporation                                                 1              14
 SIFCO Industries, Inc.                                                             6              31(A)
 SPS Technologies, Inc.                                                            18             687(A)
 Synalloy Corporation                                                               2               5
 The Eastern Company                                                                4              61
 The Shaw Group Inc.                                                               33           1,022(A)
 Wolverine Tube, Inc.                                                              20             150(A)
                                                                                             --------
                                                                                                4,430
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Materials -- Continued
 Metals and Minerals -- 0.5%
 Stillwater Mining Company                                                         60        $    972(A)
                                                                                             --------

 Miscellaneous Materials and Products -- N.M.
 USEC Inc.                                                                          3              24
                                                                                             --------

 Paper -- 0.3%
 Albany International Corp.                                                         5             135
 FiberMark, Inc.                                                                    5              45(A)
 Huttig Building Products, Inc.                                                    16              86(A)
 Rock-Tenn Company                                                                 22             402
                                                                                             --------
                                                                                                  668
                                                                                             --------
 Plastics -- 0.1%
 Spartech Corporation                                                               6             163
                                                                                             --------

 Real Estate -- N.M.
 Bluegreen Corporation                                                              8              26(A)
 Trammell Crow Company                                                              4              61(A)
                                                                                             --------
                                                                                                   87
                                                                                             --------
 Steel Products -- 0.2%
 Friedman Industries, Incorporated                                                  5              12
 Northwest Pipe Company                                                            10             232(A)
 Steel Technologies Inc.                                                           13             174
 Universal Stainless & Alloy Products, Inc.                                         8              99(A)
                                                                                             --------
                                                                                                  517
                                                                                             --------
 Synthetic Fibers -- 0.1%
 Foamex International Incorporated                                                 28             314(A)
                                                                                             --------

 Textiles -- N.M.
 Interface, Inc.                                                                    4              33
 JPS Industries Inc.                                                                3              12(A)
                                                                                             --------
                                                                                                   45
                                                                                             --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 1.3%
 Miscellaneous -- N.M.
 RCM Technologies, Inc.                                                            14        $     68(A)
                                                                                             --------
 Multi-Sector Companies -- 1.3%
 Allied Research Corporation                                                        6             162(A)
 CPAC, Inc.                                                                         5              32
 GenCorp Inc.                                                                      48             681
 Hawkins, Inc.                                                                      3              28
 Kaman Corporation                                                                 36             602
 Lancaster Colony Corporation                                                       9             310
 National Service Industries, Inc.                                                  3              30
 O.I. Corporation                                                                   1               6(A)
 Walter Industries Inc.                                                            72             964
                                                                                             --------
                                                                                                2,815
                                                                                             --------
Producer Durables -- 6.6%
 Aerospace/Defense -- 0.6%
 Ducommun Incorporated                                                             13             328(A)
 Ladish Co., Inc.                                                                  22             267(A)
 Moog Inc.                                                                         15             660(A)
                                                                                             --------
                                                                                                1,255
                                                                                             --------
 Electrical Equipment -- 0.7%
 All American Semiconductor, Inc.                                                   5              13(A)
 American Technical Ceramics Corp.                                                 10              52(A)
 Jaco Electronics, Inc.                                                             5              25(A)
 M-WAVE, Inc.                                                                       3              11(A)
 Suntron Corp.                                                                      6              53
 Tech/Ops Sevcon, Inc.                                                              1              11
 Technitrol, Inc.                                                                   6             133
 The Genlyte Group, Inc.                                                            2              85(A)
 Triumph Group, Inc.                                                               19             861(A)
 WESCO International, Inc.                                                         52             328(A)
                                                                                             --------
                                                                                                1,572
                                                                                             --------
 Electronics (Instrumentation) -- 0.1%
 inTEST Corporation                                                                 6              38(A)
 Mesa Laboratories, Inc.                                                            2              10(A)
 Mine Safety Appliances Company                                                     5             196
                                                                                             --------
                                                                                                  244
                                                                                             --------

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Producer Durables -- Continued
 Homebuilding -- 1.6%
 Beazer Homes USA, Inc.                                                             6        $    488(A)
 Dominion Homes, Inc.                                                               4              81(A)
 Hovnanian Enterprises, Inc.                                                       22             773(A)
 M/I Schottenstein Homes, Inc.                                                     12             452
 Standard Pacific Corp.                                                            23             793
 The Ryland Group, Inc.                                                            16             816
                                                                                             --------
                                                                                                3,403
                                                                                             --------
 Identification Control -- 0.6%
 C&D Technologies, Inc.                                                            32             568
 Robbins & Myers, Inc.                                                             28             735
                                                                                             --------
                                                                                                1,303
                                                                                             --------
 Machine Tools -- 0.3%
 Lincoln Electric Holdings, Inc.                                                   22             592
                                                                                             --------

 Machinery (Agriculture) -- N.M.
 Gehl Company                                                                       4              50(A)
                                                                                             --------

 Machinery (Construction and Handling) -- 0.4%
 NACCO Industries, Inc.                                                             5             296
 Stewart & Stevenson Services, Inc.                                                 2              32
 Terex Corporation                                                                 20             450(A)
                                                                                             --------
                                                                                                  778
                                                                                             --------
 Machinery (Industrial/Specialty) -- N.M.
 Twin Disc, Incorporated                                                            5              67(A)
                                                                                             --------

 Manufacturing (Diversified) -- 0.3%
 Edelbrock Corporation                                                              3              32
 Standex International Corporation                                                 20             502
 Summa Industries                                                                   7              71(A)
 TB Wood's Corporation                                                              4              33
                                                                                             --------
                                                                                                  638
                                                                                             --------
 Manufacturing (Specialized) -- 1.0%
 Actuant Corporation                                                                2              66(A)
 Amtech Systems, Inc.                                                               4              22(A)
 Candela Corporation                                                                9              50(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Producer Durables -- Continued
 Manufacturing (Specialized) -- Continued
 Cascade Corporation                                                               19        $    293(A)
 Columbus McKinnon Corporation                                                     13             110
 Interlott Technologies, Inc.                                                       6              35(A)
 JLG Industries, Inc.                                                               3              39
 Milacron Inc.                                                                     12             124
 Semitool, Inc.                                                                    13             108(A)
 Tecumseh Products Company                                                         23           1,200
 Woodward Governor Company                                                          3             183
                                                                                             --------
                                                                                                2,230
                                                                                             --------
 Miscellaneous Producer Durables -- 0.1%
 BE Aerospace, Inc.                                                                11             149(A)
                                                                                             --------

 Production Technology Equipment -- 0.4%
 Esterline Technologies Corporation                                                29             647(A)
 Rofin-Sinar Technologies, Inc.                                                    13             122(A)
                                                                                             --------
                                                                                                  769
                                                                                             --------
 Telecommunications Equipment -- 0.5%
 Audiovox Corporation                                                              17             137
 Belden Inc.                                                                        8             169
 General Cable Corporation                                                         56             352
 MasTec, Inc.                                                                      62             454(A)
                                                                                             --------
                                                                                                1,112
                                                                                             --------
Utilities -- 10.7%
 Electric Utilities -- 6.8%
 Avista Corporation                                                                73           1,009
 BayCorp Holdings, Ltd.                                                            14             170(A)
 Black Hills Corporation                                                           45           1,558
 Central Vermont Public Service Corporation                                         4              77
 Cleco Corporation                                                                 77           1,689
 El Paso Electric Company                                                          85           1,181(A)
 Great Plains Energy Incorporated                                                 105           2,129
 IDACORP, Inc.                                                                     71           1,961
 Maine Public Service Company                                                       1              36
 NorthWestern Corporation                                                          46             785
 PNM Resources Inc.                                                                66           1,597
 UIL Holdings Corporation                                                          25           1,334

                                                                             Shares/Par       Value
-----------------------------------------------------------------------------------------------------
Utilities -- Continued
 Electric Utilities -- Continued
 Unisource Energy Corporation                                                      37        $    690
 WPS Resources Corporation                                                         10             400
                                                                                             --------
                                                                                               14,616
                                                                                             --------
 Multi-Utilities -- 0.3%
 NUI Corporation                                                                   26             718
                                                                                             --------

 Telecommunications -- N.M.
 Hector Communications Corporation                                                  6              69(A)
                                                                                             --------

 Utilities (Gas Distributors) -- 3.6%
 AGL Resources Inc.                                                                96           2,222
 Delta Natural Gas Company, Inc.                                                    2              39
 Energen Corporation                                                               43           1,193
 New Jersey Resources Corporation                                                  36           1,060
 Northwest Natural Gas Company                                                     15             417
 Peoples Energy Corporation                                                        60           2,188
 Southwestern Energy Company                                                       35             529
                                                                                             --------
                                                                                                7,648
                                                                                             --------
Total Common Stock and Equity Interests (Identified Cost -- $182,947)                         204,252
-----------------------------------------------------------------------------------------------------
Warrants -- 0.0%

Financials -- 0.0%
 Financial (Diversified) -- 0.0%
 Imperial Credit Industries, Inc.                                                   2               0(A)
                                                                                             --------
Total Warrants (Identified Cost -- $0)                                                              0
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.1%

Goldman, Sachs & Company
 1.96%, dated 6/28/02, to be repurchased at $4,441 on 7/1/02 (Collateral:
 $4,373 Fannie Mae mortgage-backed securities, 7%, due 4/1/32, value
 $4,548)                                                                       $4,441           4,441

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                                Par           Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- Continued

State Street Bank & Trust Company
 1.9%, dated 6/28/02, to be repurchased at $4,441 on 7/1/02 (Collateral:
 $4,480 Fannie Mae notes, 3.55%, due 5/28/04, value $4,531)                    $4,440        $  4,440
                                                                                             --------
Total Repurchase Agreements (Identified Cost -- $8,881)                                         8,881
-----------------------------------------------------------------------------------------------------
Total Investments -- 99.1% (Identified Cost -- $191,828)                                      213,133
Other Assets Less Liabilities -- 0.9%                                                           1,910
                                                                                             --------

NET ASSETS -- 100.0%                                                                         $215,043
                                                                                             ========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                                 $11.56
                                                                                             ========
 INSTITUTIONAL CLASS                                                                           $12.04
                                                                                             ========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

N.M. -- Not meaningful.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                      Investment Manager
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust and U.S. Small-Cap Value Trust:
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                      Investment Advisers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust:
                         Bartlett & Co.
                         Cincinnati, OH

                      For U.S. Small-Cap Value Trust:
                         Brandywine Asset Management, Inc.
                         Wilmington, DE

                      Board of Directors and Officers
                      John F. Curley, Jr., Chairman
                      Mark R. Fetting, President
                      Richard G. Gilmore
                      Arnold L. Lehman
                      Dr. Jill E. McGovern
                      G. Peter O'Brien
                      T. A. Rodgers

                      Transfer and Shareholder Servicing Agent
                      Boston Financial Data Services
                      Boston, MA

                      Custodian
                      State Street Bank & Trust Company
                      Boston, MA

                      Counsel
                      Kirkpatrick & Lockhart LLP
                      Washington, DC

                      Independent Auditors
                      Ernst & Young LLP
                      Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

8/02